                                                                   EXHIBIT 10.10

W-5A

THIS WARRANT CERTIFICATE AND THE COMMON STOCK FOR WHICH IT MAY BE EXERCISED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT CERTIFICATE IS BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS, AND MAY BE SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND SUCH LAWS.

                                                          As of November 8, 1996


                   DIAMOND TECHNOLOGY PARTNERS INCORPORATED

                             AMENDED AND RESTATED
                              WARRANT CERTIFICATE
                           TO PURCHASE COMMON STOCK


        DIAMOND TECHNOLOGY PARTNERS INCORPORATED (the "Company"), hereby grants to SAFEGUARD SCIENTIFICS (DELAWARE), INC. (the "Warrantholder") the right to purchase up to Three Hundred Nineteen Thousand One Hundred Fifty (319,150) shares of the Company's Common Stock, no par value per share (the "Common Stock"), at the Exercise Price (as hereinafter defined) and subject to the terms of this Warrant Certificate. This Warrant expires at the earlier to occur of
(i) 5:00 p.m., Eastern Standard Time, on November 1, 2001 and (ii) such time as there are no shares of Common Stock issued and outstanding.

        I.      Exercise of Warrant
                -------------------

                1.1 This Warrant Certificate is exercisable by the Warrantholder at the Exercise Price per share of Common Stock issuable hereunder, payable in cash or by certified or official bank check, or by wire transfer of immediately available funds. Upon surrender of this Warrant with the annexed Election to Exercise Form duly completed and executed, together with payment of the Exercise Price for the shares of Common Stock being purchased, at the Company's principal executive offices presently located at 875
N. Michigan Avenue, Suite 3000, Chicago, Illinois 60611, the Warrantholder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

                1.2 The purchase rights represented by this Warrant Certificate are exercisable at the option of the Warrantholder, in whole or in part, from time to time prior to the expiration of this Warrant Certificate as set forth above.

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            1.3   In the case of the purchase of less than all the shares of
Common Stock purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable hereunder.

        2.  Issuance of Stock Certificates
            ------------------------------

            2.1 The issuance of certificates for shares of Common Stock upon the exercise of this Warrant Certificate shall be made as soon as practicable thereafter or in any event within 30 days after such issuance without charge to the Warrantholder, including without limitation any issuance tax that may be payable in respect thereof, and such certificates shall (subject to the provisions of Section 3 hereof) be issued in the name of, or in such names as may be directed by, the Warrantholder, provided, however, that the Company shall not be required to pay any income tax to which the Warrantholder may be subject in connection with the issuance of this Warrant Certificate or of shares of Common Stock upon the exercise of this Warrant Certificate; and provided, further, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Warrantholder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            2.2 All shares of Common Stock issued upon the exercise of this Warrant Certificate shall be validly issued, fully paid and nonassessable.

            2.3 Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant Certificate was surrendered and payment of the Exercise Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

        3.  Restrictions on Transfer.
            ------------------------

            3.1   Restrictions on Transfer.  The Warrantholder, by acceptance
                  ------------------------
hereof, agrees that, absent an effective registration statement under the Securities Act of 1933, as amended (the "Act"), covering the disposition of the Warrant Certificate or the shares of Common Stock issued or issuable upon exercise hereof (the "Warrant Shares"), the Warrantholder will not sell or transfer any or all such Warrant Certificate or Warrant Shares, as the case may be, without first obtaining the consent of the Company as provided in Section
9.2 hereof and providing the Company with an opinion of counsel (which may be counsel for the Company) to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. The Warrantholder consents to the Company making a notation on its records giving


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

instructions to any transfer agent of the Warrant Certificate or Warrant Shares in order to implement such restrictions on transferability.

                3.2. Transfer Restriction Legend.  Each certificate representing
                     ----------------------------
Warrant Shares, unless at the same time of exercise such Warrant Shares are registered under the Act, shall bear a legend in substantially the following form on the face thereof:

                THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY BE TRANSFERRED OR RESOLD ONLY IN COMPLIANCE WITH SUCH SECURITIES LAWS.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a certificate issued upon completion of a distribution under a registration statement covering the securities represented) shall also bear such legend unless, in the opinion of counsel to the Company, the securities represented thereby may be transferred as contemplated by such holder without violation of the registration requirements agreement of the Act.

        4.  Exercise Price.  The initial Exercise Price of this Warrant
            ---------------
Certificate shall be $9.08 per share of Common Stock. The adjusted Exercise Price shall be the price that shall result from time to time from any and all adjustments of the initial Exercise Price in accordance with the provision of
Section 5 hereof. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price depending upon the context.

        5.  Adjustment of Exercise Price and Number of Shares.
            --------------------------------------------------

                5.1. The Exercise Price specified in Section 4 hereof shall be subject to adjustment from time to time as follows:

                      (a) In case the Company shall (i) pay a dividend on Common Stock in Common Stock, (ii) subdivide its outstanding shares of Common Stock or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then, in such an event the Exercise Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Exercise Price will bear the same relation to the Exercise Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to any such event shall bear to the total number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this subdivision (a) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.

                      (b) Except with respect to up to 80,000 shares of Common Stock to be issued for a price of at least $3.75 per share, in case the Company shall issue purchase rights, options or warrants with respect to shares of Common Stock entitling the holders thereof to


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

subscribe for or purchase shares of Common Stock at a Net Consideration Per Share (as defined in subdivision (e) below) which is less than the Exercise Price at the time of such issuance (other than purchase rights, options or warrants issued to employees of the Company), the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such Exercise Price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such purchase rights, options or warrants are issued and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. In the event the Company shall subsequently cancel or terminate such purchase rights, options or warrants, or if such rights, options or warrant expire without having been exercised, the Exercise Price shall be readjusted to be the same as if the Company had not issued such purchase rights, options or warrants.

                (c) In case the Company shall distribute after the date hereof to holders of shares of Common Stock shares of its capital stock (other than Common Stock), evidences of its indebtedness or assets (excluding cash dividends or distributions) or purchase rights, options or warrants to subscribe for or purchase such shares, evidences of indebtedness or assets (excluding those referred to in subdivision (b) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the current market price per share of Common Stock (as determined in accordance with the provisions of subdivision (d) below) on the record date mentioned below, less the fair market value as determined by the Board of Directors (whose determination shall be conclusive) of the capital stock, assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

                (d) For the purpose of any computation under subdivisions (b) and (c) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the 30 consecutive business days commencing 45 business days before the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing prices on the NASDAQ system or any successor system, or the nearest comparable system, or, in the absence of any of the foregoing, the fair market value as determined by the Board of Directors (whose determination shall be conclusive).


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

              (e) "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration received by the Company for the issuance of such purchase rights, options, warrants or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such purchase rights, options, warrants, or other purchase rights were exercised, exchanged or converted.

              (f) No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than $.01 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be added at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than $.01 per share. In case the Company shall at any time issue Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of the Common Stock, said amount of $.01 per share (as theretofore increased or decreased, if the same amount shall have been adjusted in accordance with the provisions of this subparagraph) shall forthwith be proportionately increased in the case of a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

         5.2 Upon each adjustment of the Exercise Price pursuant to Section 5.1, the number of shares of Common Stock purchasable upon exercise of this Warrant Certificate shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant Certificate by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the new Exercise Price.

         5.3 In case of any capital reorganization of the Company, or of any reclassification of the Common Stock, or in case of the consolidation of the Company with or the merger of the Company into any other corporation or entity (other than a consolidation or merger in which the Company is the continuing entity) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other entity, this Warrant Certificate shall be exercisable after such capital reorganization, reclassification, consolidation, merger or sale upon the terms and conditions specified in this Warrant Certificate, for the number of shares of stock or other securities, property or cash of the entity resulting from such consolidation or surviving such merger or to which such sale shall be made, or any other entity, as the case may be, which the Common Stock issuable (at the time of such capital reorganization, reclassification, consolidation, merger or sale) upon exercise of this Warrant Certificate would have been entitled to receive upon such capital reorganization, reclassification, consolidation, merger or sale if such exercise had taken place immediately prior to such action. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this
Section 5.3

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

         5.4 Whenever the Exercise Price is adjusted as herein provided, the Company shall compute the adjusted Exercise Price in accordance with Section 5.1 and shall prepare a certificate signed by its Chairman of the Board, Vice Chairman of the Board, President or Vice President and its principal accounting officer setting forth the adjusted Exercise Price and showing in reasonable detail the method of such adjustment and the fact requiring the adjustment and upon which such calculation is based, and such certificate shall forthwith be forwarded to the Warrantholder.

         5.5  In case at any time after the date of this Warrant Certificate:

              (a) the Company shall declare a dividend (or any other distribution) on its shares of Common Stock payable otherwise than in cash out of funds legally available therefor; or

              (b) the Company shall authorize the granting to the holders of its shares of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

              (c) the Company shall authorize any reclassification of the shares of its Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock); or any consolidation, merger, share exchange or division to which it is a party and for which approval of any shareholders of the Company is required, or the sale or transfer of all or substantially all of its assets or all or substantially all of its issued and outstanding stock; or

              (d) events shall have occurred resulting in the voluntary or involuntary dissolution, liquidation or winding up of the Company:

then the Company shall cause notice to be sent to the Warrantholder at least 20 days (or ten days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such reclassification, consolidation, merger, share exchange, division, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, consolidation, merger, share exchange, division, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice of any defect therein shall not affect the validity of the proceedings referred to in clauses (a)-(d) above. The Warrantholder shall not be entitled to any dividends that may have accrued with respect to shares of Common Stock prior to the date of the Warrantholder's purchase thereof.

         5.6 The form of this Warrant Certificate need not be changed because of any change in the Exercise Price pursuant to this Section 5 and any Warrant Certificate issued after such change may state the same Exercise Price and the same number of shares of Common Stock as are stated in this Warrant Certificate as initially issued. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Warrant Certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

     6.    Exchange and Replacement of Warrant Certificate.
           -----------------------------------------------

           6.1 On surrender for exchange of this Warrant Certificate, or any Warrant Certificate or Warrant Certificates issued upon subdivision, exercise or transfer in whole or in part of this Warrant Certificate, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant Certificate or Warrant Certificates or like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct (provided any such holder has the consent of the Company as provided in Section 9.2 hereof), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant Certificate or Warrant Certificates so surrendered.

           6.2 In the event this or any subsequently issued Warrant Certificate is lost, stolen, mutilated or destroyed, the Company may, upon receipt of a proper affidavit (and surrender or any mutilated Warrant Certificate) and an indemnity agreement and/or security reasonably satisfactory in form and amount to the Company, in each instance protecting the Company, issue a new Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so lost, stolen, mutilated or destroyed. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable against anyone.

     7.    Fractional Interests.
           --------------------

     In any case where the Warrantholder would be entitled under the terms of this Warrant Certificate to receive a fraction of a share upon the exercise of the Warrant Certificate, the Company shall issue the number of shares the Warrantholder would be entitled to receive, determined in a single calculation, with any portion of a share equal to .500 or greater rounded up, any portion of a share equal to less than .500 rounded down, to the nearest whole number.

     8.    Reservation and Listing of Shares.
           ---------------------------------

     The Company will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock the number of whole shares of Common Stock sufficient to permit the exercise in full of this Warrant Certificate.


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

     9.  Rights of Warrantholders.
         ------------------------

         9.1. Nothing contained in this Warrant Certificate shall be construed as conferring upon the holder hereof any of the rights of a shareholder of the Company.

         9.2. The Company may deem and treat the person in whose name this Warrant Certificate is registered with it as the absolute owner for all purposes whatever (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company) and the Company shall not be affected by any notice to the contrary. The terms "Warrantholder" and "holder of the Warrant Certificate" and all other similar terms used herein shall mean only such person(s) in whose name(s) this Warrant Certificate is properly registered on the Company's books. However, notwithstanding the foregoing, no person, entity or group may become a Warrantholder other than the Warrantholder unless and until (a) the provisions of Sections 2.1 and 3.1 hereof have been complied with, (b) the Company has received an assignment, in form satisfactory to the Company, transferring all right, title and interest in and to this Warrant Certificate, (c) such person, entity or group represents and warrants in writing that it will be the sole legal and beneficial owner thereof, and (d) the Company consents to the transfer, which consent will not be unreasonably withheld.

     10. Notices.
         -------

     Unless otherwise provided herein, any notice required or permitted shall be given in writing and shall be deemed effectively given upon (a) personal delivery to the party to be notified, (b) upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, or (c) the next business day after deposit with a nationally recognized express courier service, postage and delivery charges prepaid and, with respect to (b) and (c), addressed to the party to be notified at the address indicated on the records of the Company for such party, or at such other address as such party may designate by ten days' advance written notice to the other parties.

         10.1 Notice to the Warrantholder shall be sent to the address for such holder as shown on the books of the Company.

         10.2  Notice to the Company shall be sent to:

                        Diamond Technology Partners Incorporated
                        875 N. Michigan Avenue
                        Suite 3000
                        Chicago, Illinois 60611
                        Attention: Chief Financial Officer

        11. Successors.
            ----------

        All the covenants, agreements, representations and warranties contained in this Warrant Certificate shall bind the parties hereto and their respective distributees, successors and assigns.

        12. Headings.
            --------

        The section headings in this Warrant Certificate have been inserted for purposes of convenience only and shall have no substantive effect.

        13. Governing Law.
            -------------

        This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware.

        14. Remedies.
            --------

        The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant Certificate are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        WITNESS this signature of the duly authorized officer of the Company.

                                DIAMOND TECHNOLOGY PARTNERS INCORPORATED

                                By: [SIGNATURE APPEARS HERE] 1/15/97
                                   -------------------------------------
                                               Title:

                           ELECTION TO EXERCISE FORM

                     {To Be Executed By The Warrantholder

                 In Order to Exercise The Warrant Certificate)

     The undersigned hereby irrevocably elects to exercise the right to purchase _____ shares of Common Stock of Diamond Technology Partners Incorporated covered by this Warrant Certificate according to the conditions hereof and herewith makes payment of the Exercise Price of such shares in full.

                                           HOLDER


                                      BY:
                                         --------------------------------------
                                                   Title:


                                             Address of Holder:


                                             ----------------------------------

                                             ----------------------------------

                                             Dated:
                                                   ----------------------------


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